UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K/A
Amendment No. 1 to Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 6, 2011
NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE.	000-27038	94-3156479

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices, including Zip Code)
(781) 565-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-23.1 Consent of Independent Auditors
EX-99.1 Unaudited Interim Financial Statements of Swype, Inc.
EX-99.2 Audited Financial Statements of Swype, Inc.
EX-99.3 Unaudited Pro Forma Combined Financial Statements

Item 2.01. Completion of Acquisition or Disposition of Assets
     On October 7, 2011, Nuance Communications, Inc. (“Nuance”) filed a report on Form 8-K to report the completion of the acquisition of Swype, Inc. (“Swype”), and at that time, indicated that we intended to file the required financial statements and pro forma financial information within 71 days from the date that such report was required to be filed. By this amendment to such Form 8-K, we are amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired
(1)	The unaudited interim financial statements of Swype, including Swype’s unaudited balance sheet as of September 30, 2011, and statements of operations, stockholders’ deficit and cash flows for the nine months ended September 30, 2011 and 2010, are being filed as Exhibit 99.1 to this Form 8-K/A.
(2)	The audited financial statements of Swype, including Swype’s audited balance sheets as of December 31, 2010 and 2009, and statements of operations, stockholders’ deficit and cash flows for the years ended December 31, 2010 and 2009, are being filed as Exhibit 99.2 to this Form 8-K/A.
(b)	Pro Forma Financial Information
(1)	The unaudited pro forma combined statements of operations of Nuance for the year ended September 30, 2011, giving effect to the acquisition of Swype, are included within Exhibit 99.3 to this Form 8-K/A.
(d)	Exhibits
23.1	Consent of Independent Auditors.

99.1	Unaudited interim financial statements of Swype, Inc. as of September 30, 2011 and for the nine months ended September 30, 2011 and 2010.

99.2	Audited financial statements of Swype, Inc. as of and for the years ended December 31, 2010 and 2009.

99.3	Unaudited pro forma combined financial statements.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.
By:	/s/ Thomas L. Beaudoin
Thomas L. Beaudoin
Chief Financial Officer

Date: December 16, 2011

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Auditors.
99.1	Unaudited interim financial statements of Swype, Inc. as of September 30, 2011 and for the nine months ended September 30, 2011 and 2010.
99.2	Audited financial statements of Swype, Inc. as of and for the years ended December 31, 2010 and 2009.
99.3	Unaudited pro forma combined financial statements.

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